                                  SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                                 MetLife, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

[MetLife Logo]
Notice
of Annual
Meeting
and
Proxy
Statement
2001

                                                                [Snoopy Graphic]

MetLife, Inc.
One Madison Avenue, New York, NY 10010-3690                       [MetLife Logo]

                                                                  March 20, 2001

Dear Shareholder:

You are cordially invited to attend MetLife, Inc.'s first annual meeting, which will be held on Tuesday, April 24, 2001 beginning at 10:30 a.m., local time at the Graduate Center of the City University of New York, Fifth Avenue at East 34th Street, New York, New York.

At the meeting, shareholders will vote on the election of five Class II Directors and the ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for 2001.

The vote of every shareholder is important. Assure that your shares will be represented and voted at the meeting by signing and returning the enclosed proxy form. We have included a postage-paid, pre-addressed envelope to make it convenient for you to vote your shares.

Sincerely yours,

/s/ Robert H. Benmosche

Robert H. Benmosche,
Chairman of the Board and
Chief Executive Officer

                                 METLIFE, INC.
                               ONE MADISON AVENUE
                            NEW YORK, NY 10010-3690
                            ------------------------

                            NOTICE OF ANNUAL MEETING

The 2001 Annual Meeting of MetLife, Inc. will be held at the Graduate Center of the City University of New York, Fifth Avenue at East 34th Street, New York, New York on Tuesday, April 24, 2001 at 10:30 a.m., local time. At the meeting, shareholders will act upon the following matters:

     1. The election of five Class II Directors, each for a term of three years;

     2. The ratification of the appointment of Deloitte & Touche LLP as MetLife's independent auditors for the year ending December 31, 2001; and

     3. The transaction of such other business as may properly come before the meeting.

Information about the matters to be acted upon at the meeting is contained in the accompanying proxy statement.

Shareholders of record at the close of business on March 2, 2001 will be entitled to vote at the meeting.

                                          By Order of the Board of Directors,

                                          /s/ Gwenn L. Carr

                                          Gwenn L. Carr
                                          Vice-President & Secretary

New York, New York
March 20, 2001

                               TABLE OF CONTENTS

Information About Voting....................................     1
Other Information...........................................     2
Proposal One -- Election of Directors.......................     3
Proposal Two -- Ratification of Appointment of the
  Independent Auditors......................................     6
Corporate Governance........................................     6
     Information about MetLife's Board of Directors.........     6
     Information about MetLife's Executive Officers.........    11
Audit Committee Report......................................    13
Compensation Committee Report on Executive Compensation.....    14
Executive Compensation......................................    17
     Summary Compensation Table.............................    17
     Long-Term Incentive Plan Awards in Last Fiscal Year....    18
     Retirement Plan Information............................    18
     Employment-Related Agreements..........................    20
Performance Graph...........................................    21
Stock Ownership of Directors and Executive Officers.........    22
Ownership of MetLife Common Stock...........................    23
Audit Committee Charter.....................................   A-1

--------------------------------------------------------------------------------
                     PROXY STATEMENT -- 2001 ANNUAL MEETING
--------------------------------------------------------------------------------

This Proxy Statement contains information about the 2001 Annual Meeting of MetLife, Inc. ("MetLife" or "the Company"), which will be held at the Graduate Center of the City University of New York, Fifth Avenue at East 34th Street, New York, New York on Tuesday, April 24, 2001 at 10:30 a.m., local time.

This Proxy Statement and the accompanying proxy form which are furnished in connection with the solicitation of proxies by MetLife's Board of Directors, are being mailed to shareholders beginning March 20, 2001.

--------------------------------------------------------------------------------
                            INFORMATION ABOUT VOTING
--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the 2001 Annual Meeting, please take the time to vote your shares by completing and mailing the enclosed proxy form as soon as possible. We have included a postage-paid, pre-addressed envelope for your convenience.

SHAREHOLDERS OF RECORD ARE ENTITLED TO VOTE. All MetLife shareholders of record at the close of business on March 2, 2001 (the "record date") are entitled to vote at the 2001 Annual Meeting.

If you are the beneficial owner, but not the record owner of MetLife common stock, you will receive instructions about voting from the bank, broker or other nominee that is the shareholder of record of your shares. Contact your bank, broker or other nominee directly if you have questions.

VOTING BY MAIL. Shareholders of record may vote by mail by completing, signing and returning the enclosed proxy form. If you sign and return the proxy form, you will be appointing the three people named on it to act as your proxy at the 2001 Annual Meeting. The named proxies will vote your shares as you specify on the proxy form.

If you return a signed proxy form, but do not specify how your shares are to be voted, the proxies will vote your shares for the election of the Class II Directors and for the appointment of Deloitte & Touche LLP as MetLife's independent auditors for 2001.

VOTING IN PERSON. If you are a shareholder of record or a duly appointed proxy of a shareholder of record, you may vote in person at the meeting. If your shares are held in the name of a bank, broker or other nominee, and you wish to attend the meeting to vote in person, you will have to contact that bank, broker or other nominee to obtain their proxy. Bring that document with you to the meeting.

ATTENDING THE 2001 ANNUAL MEETING. Only MetLife shareholders of record or their duly appointed proxies are entitled to attend the meeting. If you are a MetLife shareholder of record and wish to attend the meeting, please so indicate on the proxy form and an admission card will be sent to you. Please bring your admission card to the meeting. If a bank, broker or other nominee is the record owner of your shares, you will need to have proof that you are the beneficial owner to be admitted to the meeting. A recent statement or letter from your bank or broker would be acceptable proof of your beneficial ownership.

REVOKING YOUR PROXY. To revoke your proxy, you must send your written revocation to MetLife, Inc., c/o Mellon Investor Services, Midtown Station, P.O. Box 956, New York, NY 10138-0689. Your revocation must be received before the polls close for voting.

DISCRETIONARY VOTING BY PROXIES. Apart from the election of the Class II Directors and the ratification of the appointment of the independent auditors, the Board of Directors did not receive any notice prior to December 26, 2000 that any other matter might be presented for a vote at the 2001 Annual Meeting. However, if another matter were to be presented, the proxies would use their own judgment in deciding whether to vote for or against it.

VOTING BY METLIFE ASSOCIATES WHO ARE INVESTED IN THE METLIFE STOCK FUND IN THE SAVINGS AND INVESTMENT PLAN. The Trustee of the Savings and Investment Plan for Employees of MetLife and Participating Affiliates Company Stock Fund, Mellon Bank, N.A., will vote the MetLife shares credited to your account in accordance with the voting instructions that you give to the Trustee. The Trustee will vote the savings plan shares for which it does not receive voting instructions in the same proportion as the shares for which it receives voting instructions.

SHARES OUTSTANDING. As of the March 2, 2001 record date, there were 757,051,660 shares of MetLife common stock outstanding and entitled to vote at the 2001 Annual Meeting. Each share outstanding on the record date is entitled to one vote on each matter to be voted on at the meeting.

QUORUM. In order for business to be conducted at the 2001 Annual Meeting, a quorum must be present. A quorum will be present if shareholders of record of one-third or more of MetLife shares outstanding on the record date are present in person or are represented by proxies.

VOTE REQUIRED TO ELECT DIRECTORS OR TO APPROVE OTHER PROPOSALS. If a quorum is present at the meeting, the plurality of shares voting shall be sufficient to elect the Class II Directors. Subject to exceptions set forth in the Company's Charter, a majority of the shares voting shall be sufficient to approve any other matter properly before the meeting, including ratifying the appointment of Deloitte & Touche LLP as MetLife's independent auditors.

TABULATION OF ABSTENTIONS AND BROKER NON-VOTES. Abstentions and broker non-votes will be counted to determine whether a quorum is present. However, if a shareholder abstains from voting as to a particular matter, those shares will not be counted as voting for or against that matter. If a broker or other record holder of shares returns a proxy form indicating that they do not have discretionary authority to vote as to a particular matter ("broker non-votes") those shares will not be counted as voting for or against that matter. Accordingly, abstentions and broker non-votes will have no effect on the outcome of a vote.

INSPECTOR OF ELECTION AND CONFIDENTIAL VOTING. The Board of Directors has appointed Lawrence E. Dennedy, Senior Vice President, MacKenzie Partners, Inc. to act as Inspector of Election at the 2001 Annual Meeting. The By-Laws of MetLife provide for confidential voting.

COST OF SOLICITING PROXIES FOR THE 2001 ANNUAL MEETING. MetLife has retained Mellon Investor Services to assist with the solicitation of proxies from its shareholders of record for a fee of $9,500 plus expenses. MetLife also will reimburse banks, brokers, or other nominees for their costs of sending MetLife's proxy materials to beneficial owners. Directors, officers or other MetLife employees also may solicit proxies from shareholders in person, or by telephone, facsimile transmission or other electronic means of communication.

OTHER INFORMATION.

SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING. Rule 14a-8 of the Securities Exchange Act of 1934, as amended, establishes the eligibility requirements and the procedures that must be followed for a shareholder's proposal to be included in a public company's proxy materials. Under the Rule, proposals submitted for inclusion in MetLife's 2002 proxy materials must be received by the Secretary of MetLife at One Madison Avenue, New York, NY 10010-3690 on or before the close of business on November 16, 2001. Proposals must comply with all the requirements of Rule 14a-8 as well as the requirements of MetLife's By-Laws. A copy of the By-Laws may be obtained from the Secretary.

ADVANCE NOTICE PROVISIONS. A shareholder who wishes to present a matter for action at MetLife's 2002 Annual Meeting, but chooses not to do so under SEC Rule 14a-8, must deliver to the Secretary of MetLife on or before December 26, 2001, a notice containing the information required by the advance notice and other provisions of the Company's By-Laws. A copy of the By-Laws may be obtained from the Secretary of MetLife.

METLIFE'S ANNUAL REPORT ON FORM 10-K. To obtain a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, address your request on the Internet to http://ir.metlife.com or call 1-800-649-3593.

--------------------------------------------------------------------------------
                     PROPOSAL ONE -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

At the 2001 Annual Meeting, five Class II Directors will be elected to hold office until the 2004 Annual Meeting and until their successors are elected and qualified. Mr. Allen E. Murray is currently serving as a Class II Director; however, he is not standing for election because he will be retiring from the Board effective March 31, 2001.

Each Class II Nominee is currently serving as a Director of MetLife and has agreed to continue to serve if elected. The Board of Directors has no reason to believe that any Nominee would be unable to serve as a Director. However, if for any reason a Nominee should become unable to serve at or before the 2001 Annual Meeting, the Board could reduce the size of the Board or nominate someone else for election. If the Board were to nominate someone else to stand for election at the 2001 Annual Meeting, the proxies could use their discretion to vote for that other person.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE FOLLOWING CLASS II NOMINEES:

CURTIS H. BARNETTE, age 66, is Chairman Emeritus of Bethlehem Steel Corporation and served as its Chairman and Chief Executive Officer from November 1992 through April 2000. Mr. Barnette is Of Counsel to the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. He is a member of the Business Council, a trustee of Lehigh University and a member of the Board of Advisors of West Virginia University. Mr. Barnette received a J.D. degree from Yale Law School and a B.A. from West Virginia University. He also attended Harvard Business School and Manchester University. Mr. Barnette has been a Director of MetLife since August 1999 and a Director of Metropolitan Life Insurance Company since 1994.

JOHN C. DANFORTH, age 64, has been a partner in the law firm of Bryan Cave LLP since 1995. He served in the United States Senate from 1976 to 1995. Senator Danforth is a director of GenAmerica Financial Corporation, a subsidiary of MetLife, The Dow Chemical Company and Cerner Corporation. Senator Danforth holds an A.B. from Princeton University, an L.L.B. from Yale Law School and a Bachelor of Divinity degree from Yale Divinity School. He is ordained to the clergy of the Episcopal Church. Senator Danforth has been a Director of MetLife and of Metropolitan Life Insurance Company since December 2000.

BURTON A. DOLE, JR., age 63, was Chairman of the Board of Nellcor Puritan Bennett, Incorporated from 1995 until his retirement in 1997. He had been Chairman of the Board, President and Chief Executive Officer of Puritan Bennett, Incorporated from 1986 to 1995 and the President and Chief Executive Officer of Puritan Bennett, Incorporated from 1980 to 1986. He received both a B.S. in mechanical engineering and an M.B.A. from Stanford University. Mr. Dole has been a Director of MetLife since August 1999 and a Director of Metropolitan Life Insurance Company since 1996.

HARRY P. KAMEN, age 67, was Chairman of the Board and Chief Executive Officer of Metropolitan Life Insurance Company from April 1993 until his retirement in July 1998 and, in addition, was its President from December 1995 to November 1997. Mr. Kamen is a director of Banco Santander Central Hispano SA (Spain), Bethlehem Steel Corporation, The National Association of Securities Dealers, Inc. and Pfizer Inc. Mr. Kamen holds an A.B. from the University of Pennsylvania and an L.L.B. from Harvard Law School. He has been a Director of MetLife since August 1999 and a Director of Metropolitan Life Insurance Company since 1992.

CHARLES M. LEIGHTON, age 65, was Chairman of the Board and Chief Executive Officer of the CML Group, Inc. from 1969 until his retirement in March 1998. CML Group, Inc. filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in December 1998. Mr. Leighton is a director of FitSense Technology Company and a trustee of Lahey Clinic. Mr. Leighton holds a B.A. and an L.L.D. from Bowdoin College and an M.B.A. from Harvard Business School. He has been a Director of MetLife since August 1999 and a Director of Metropolitan Life Insurance Company since 1996.

THE FOLLOWING CLASS I AND CLASS III DIRECTORS ARE CONTINUING IN OFFICE:

CLASS III DIRECTORS -- TERMS TO EXPIRE IN 2002

JAMES R. HOUGHTON, age 64, has been Chairman of the Board Emeritus of Corning Incorporated since 1996. He was Chairman of the Board of Corning Incorporated from 1983 until his retirement in 1996. Mr. Houghton is a director of Corning Incorporated and Exxon Mobil Corporation. He holds a degree from Harvard College and an M.B.A. from Harvard Business School. Mr. Houghton has been a Director of MetLife since August 1999 and a Director of Metropolitan Life Insurance Company since 1975.

HELENE L. KAPLAN, age 67, is Of Counsel to the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. She is a director of J.P. Morgan Chase & Co., Chase Manhattan Bank, N.A., Verizon Communications, Inc., The May Department Stores Company and Exxon Mobil Corporation. Mrs. Kaplan is a member (and former director) of the Council on Foreign Relations. She is a trustee and Vice-Chair of The American Museum of Natural History. She is a trustee of the Carnegie Corporation of New York, The Commonwealth Fund, The J. Paul Getty Trust and the Institute for Advanced Study. Mrs. Kaplan is a member of the American Philosophical Society and the Academy of Arts and Sciences. She also is a trustee of Mount Sinai/NYU Health and Chairman of the Board of Mt. Sinai School of Medicine. Mrs. Kaplan holds an A.B. degree, cum laude, from Barnard College and a J.D. degree from New York University Law School. She is the recipient of an honorary degree from Columbia University. Mrs. Kaplan has been a Director of MetLife since August 1999 and a Director of Metropolitan Life Insurance Company since 1987.

STEWART G. NAGLER, age 58, has been Vice-Chairman of the Board and Chief Financial Officer of MetLife since September 1999. He has been Vice-Chairman of the Board and Chief Financial Officer of Metropolitan Life Insurance Company since July 1998, and was its Senior Executive Vice-President and Chief Financial Officer from April 1993 to July 1998. He is a fellow of the Society of Actuaries. He is chairman of the Life Insurance Council of New York and a trustee of the Boys and Girls Club of America and Barnard College. He is chairman of the board of Polytechnic University of New York. He received a B.S. in mathematics, summa cum laude, from Polytechnic University. Mr. Nagler has been a Director of MetLife since August 1999 and a Director of Metropolitan Life Insurance Company since 1997.

WILLIAM C. STEERE, JR., age 64, is Chairman of the Board of Pfizer Inc. and was its Chief Executive Officer from 1992 until his retirement in December 2000. Mr. Steere is a director of Dow Jones & Company, Inc., Minerals Technologies, Inc., and Texaco, Inc. Mr. Steere holds a degree from Stanford University. He has been a Director of MetLife since August 1999 and a Director of Metropolitan Life Insurance Company since 1997.

JOAN GANZ COONEY, age 71, has been Chairman of the Executive Committee of Children's Television Workshop since 1990. She is a director of Johnson & Johnson Inc. and Edison Schools, Inc. Mrs. Cooney holds a B.A. in Education from the University of Arizona. She has been a Director of MetLife since August 1999 and a Director of Metropolitan Life Insurance Company since 1980.

CLASS I DIRECTORS -- TERMS TO EXPIRE IN 2003

ROBERT H. BENMOSCHE, age 56, has been Chairman of the Board, President and Chief Executive Officer of MetLife since September 1999. He has been Chairman of the Board, President and Chief Executive Officer of Metropolitan Life Insurance Company since July 1998; he was President and Chief Operating Officer from November 1997 to June 1998, and Executive Vice-President from September 1995 to October 1997. Previously, he was Executive Vice-President of PaineWebber Group Incorporated from 1989 to 1995. He is a member of the board of trustees of Alfred University and the board of directors of the New York Philharmonic. He holds a B.S. in mathematics from Alfred University. Mr. Benmosche has been a Director of MetLife since August 1999 and a Director of Metropolitan Life Insurance Company since 1997.

GERALD CLARK, age 57, has been Vice-Chairman of the Board and Chief Investment Officer of MetLife since September 1999. He has been Vice-Chairman of the Board and Chief Investment Officer of Metropolitan Life Insurance Company since July 1998. He was Senior Executive Vice-President and Chief Investment Officer from December 1995 to July 1998, and was Executive Vice-President and Chief Investment Officer from September 1992 to December 1995. Mr. Clark is a director of Credit Suisse Group. He is a member of the Board of Trustees of Villanova University. He holds a B.A. degree from Miami (Ohio) University and an M.B.A. from Rutgers University. Mr. Clark has been a Director of MetLife since August 1999 and a Director of Metropolitan Life Insurance Company since 1997.

JOHN J. PHELAN, JR., age 69, has been a senior advisor to the Boston Consulting Group since 1992. Prior to that time, Mr. Phelan was Chairman and Chief Executive Officer of the New York Stock Exchange, Inc. Mr. Phelan is a director of Eastman Kodak Company and Merrill Lynch & Co. He holds a degree from Adelphi University. Mr. Phelan has been a Director of MetLife since August 1999 and a Director of Metropolitan Life Insurance Company since 1985.

HUGH B. PRICE, age 59, has been President and Chief Executive Officer of the National Urban League, Inc. since 1994. Mr. Price is a director of Sears, Roebuck and Co. and Verizon Communications, Inc. He is a graduate of Amherst College and Yale Law School. Mr. Price has been a Director of MetLife since August 1999 and a Director of Metropolitan Life Insurance Company since 1994.

RUTH J. SIMMONS, age 55, has been President of Smith College since 1995 and in November 2000 was appointed President of Brown University effective July 1, 2001. Previously, she was Vice-Provost of Princeton University from 1992 to 1995. Dr. Simmons is a director of Goldman, Sachs & Co., Pfizer Inc. and Texas Instruments, Inc. Dr. Simmons holds a master's degree and a Ph.D. in romance languages from Harvard University and a B.A. from Dillard University. She has been a Director of MetLife since August 1999 and a Director of Metropolitan Life Insurance Company since 1995.

--------------------------------------------------------------------------------
    PROPOSAL TWO -- RATIFICATION OF APPOINTMENT OF THE INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS METLIFE'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2001.

Deloitte & Touche LLP ("Deloitte") has served as independent auditors of MetLife and Metropolitan Life Insurance Company and most of its subsidiaries for many years. Its long-term knowledge of the MetLife group of companies has enabled it to carry out its audits of MetLife's financial statements with effectiveness and efficiency.

For the year ended December 31, 2000, Deloitte billed MetLife the following fees for its services:

Audit Fees..................................................  $ 12.3 million
Financial Information Systems Design and Implementation
  Fees......................................................  $  2.6 million
All Other Fees..............................................  $ 12.7 million

At a meeting held in December 2000, the Audit Committee of the Board of Directors considered whether Deloitte's provision of financial systems design and implementation and all other non-audit services to MetLife is compatible with Deloitte maintaining its independence.

Based on the recommendation of the Audit Committee, the Board of Directors appointed Deloitte as MetLife's independent auditors for the year ending December 31, 2001. The appointment is subject to ratification by MetLife shareholders at the 2001 Annual Meeting.

Representatives of Deloitte will attend the 2001 Annual Meeting. They will have an opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions.

--------------------------------------------------------------------------------
                              CORPORATE GOVERNANCE
--------------------------------------------------------------------------------

INFORMATION ABOUT METLIFE'S BOARD OF DIRECTORS.

RESPONSIBILITIES AND COMPOSITION OF THE BOARD OF DIRECTORS. The Board of Directors reviews MetLife's policies and business strategies and advises and counsels the Chief Executive Officer and the other executive officers who manage MetLife's business. The Board currently consists of 16 Directors, 13 of whom are Outside Directors. An "Outside Director" is a Director who is not an officer or employee of MetLife or of any entity controlling, controlled by or under common control with MetLife, and who is not the beneficial owner of a controlling interest in the voting stock of MetLife or of any entity controlling, controlled by or under common control with MetLife.

MetLife's Board of Directors is divided into three classes. One class is elected each year to hold office for a term of three years. Of the 16 current Directors, five are Class I Directors with terms expiring at the 2003 Annual Meeting, six are Class II Directors with terms expiring at the 2001 Annual Meeting, and five are Class III Directors with terms expiring at the 2002 Annual Meeting. Allen E. Murray, currently a Class II Director, will retire from the Board effective March 31, 2001 after having served as a Director of MetLife since August 1999 and of Metropolitan Life Insurance Company since February 1983. Joan Ganz Cooney, a Class III Director, will retire on November 30, 2001 in accordance with the Board's retirement policy for Directors.

Information about the Class II Nominees and the Class I and Class III Directors continuing in office is presented on pages 3, 4 and 5 of this Proxy Statement.

BOARD COMMITTEES. There are five standing Committees of MetLife's Board of Directors. These Committees perform essential functions on behalf of the Board. The Committee Chairmen review and approve agendas for all meetings of their respective Committees. The responsibilities of each of the Committees are summarized below. Only Outside Directors may be members of the Audit, Compensation and Governance and Finance Committees. At least one-third of the members of the Corporate Social Responsibility Committee and the Executive Committee must consist of Outside Directors. Currently, Mr. Benmosche is the only employee Director who is a member of the Executive Committee. Messrs. Clark and Nagler are members of the Corporate Social Responsibility Committee. All other members of those two Committees are Outside Directors.

THE AUDIT COMMITTEE

MEMBERS:                James R. Houghton, Chairman
                        John C. Danforth
                        Burton A. Dole, Jr.
                        John J. Phelan, Jr.
                        Hugh B. Price
                        William C. Steere, Jr.

MEETINGS IN 2000:       5

RESPONSIBILITIES:       - Responsible for overseeing management's conduct of
                          MetLife's financial reporting and internal control processes.

                        - Recommends for approval of the Board of Directors the
                          selection and engagement of MetLife's independent auditors and the terms of their engagement.

                        - Reviews the scope, plans and results of the internal
                          and external audits of MetLife and its financial statements.

                        - Reviews reports of MetLife's internal and external
                          auditors about the financial condition of MetLife and the integrity of MetLife's financial reporting processes and procedures.

                        - Reviews reports concerning the significant business
                          and financial risks and exposures of MetLife and reviews reports evaluating the adequacy of MetLife's internal controls in connection with such risks and exposures, including, but not limited to, accounting and audit controls over cash, securities, receipts, disbursements and other financial transactions.

                        - Reviews MetLife's policies on ethical business conduct
                          and reviews reports concerning the monitoring of compliance with such policies.

                        - Meets regularly, in executive session, with MetLife's
                          internal and external auditors.

                        - Considers whether the provision of financial
                          information systems design and implementation services and other non-audit services to MetLife by its independent auditors is compatible with the auditors' independence.

                        AUDIT COMMITTEE'S REPORT AND AUDIT COMMITTEE CHARTER. The Audit Committee Report is presented on page 13 of this Proxy Statement. A copy of the Audit Committee Charter is set forth in Appendix A to this Proxy Statement on pages A-1 through A-2.

THE COMPENSATION COMMITTEE

MEMBERS:                Allen E. Murray, Chairman
                        Joan Ganz Cooney
                        James R. Houghton
                        Charles M. Leighton
                        Ruth J. Simmons
                        William C. Steere, Jr.

MEETINGS IN 2000:       6

RESPONSIBILITIES:       - Oversees the development and administration of
                          MetLife's executive compensation and benefit programs.

                        - Evaluates the performance of the Chief Executive
                          Officer.

                        - Reviews and make recommendations to the Board of
                          Directors about the total compensation, including base salaries and annual and long-term incentives, of the Chief Executive Officer and the other executive officers.

                        - Reviews and makes recommendations to the Board of
                          Directors about MetLife's stock-based incentive programs and oversees the administration of such programs.

                        - Makes recommendations to the Board of Directors about
                          the election or appointment of MetLife's principal officers, including the executive officers.

                        COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. No member of the Compensation Committee is or at any time has been an officer or employee of MetLife or any of its subsidiaries. No executive officer of MetLife has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers is or has been a Director of MetLife or a member of MetLife's Compensation Committee.

                        COMPENSATION COMMITTEE'S REPORT. The Compensation Committee Report on Executive Compensation is presented on pages 14 through 16 of this Proxy Statement.

THE CORPORATE SOCIAL RESPONSIBILITY COMMITTEE

MEMBERS:                Joan Ganz Cooney, Chairman
                        Curtis H. Barnette
                        Gerald Clark
                        John C. Danforth
                        Burton A. Dole, Jr
                        Helene L. Kaplan
                        Stewart G. Nagler
                        Hugh B. Price

MEETINGS IN 2000:       2

RESPONSIBILITIES:       - Oversees MetLife's charitable contributions programs
                          and public benefit programs.

                        - Oversees MetLife's other corporate responsibility
                          matters.

THE GOVERNANCE AND FINANCE COMMITTEE

MEMBERS:                Helene L. Kaplan, Chairman
                        James R. Houghton
                        Harry P. Kamen
                        Allen E. Murray
                        John J. Phelan, Jr.
                        William C. Steere, Jr.

MEETINGS IN 2000:       8

RESPONSIBILITIES:       - Recommends to the Board of Directors nominees for
                          election as Directors. The Committee will consider shareholder nominations for Directors that meet the requirements of MetLife's By-Laws. A copy of the By-Laws may be obtained from the Secretary of MetLife.

                        - Makes recommendations to the Board of Directors about
                          the governance and operation of the Board of Directors and its Committees.

                        - Makes recommendations to the Board of Directors about
                          the compensation of Outside Directors, and the administration of the 2000 Directors Stock Plan and any stock awards under that Plan to Outside Directors.

                        - Reviews and makes recommendations to the Board of
                          Directors about matters that relate to the status of MetLife as a publicly traded company.

                        - Reviews and makes recommendations to the Board of
                          Directors about management's proposals concerning MetLife's financial policies and strategies, capital structure, and dividend policies.

                        - Consults with management and makes recommendations to
                          the Board of Directors about securities offerings and stock repurchase programs proposed by management.

                        - Reviews and makes recommendations to the Board of
                          Directors about the financial aspects of acquisitions and divestitures proposed by management in conformity with guidelines established from time to time by the Board of Directors.

THE EXECUTIVE COMMITTEE

MEMBERS:                Robert H. Benmosche, Chairman
                        James R. Houghton
                        Harry P. Kamen
                        Helene L. Kaplan
                        Charles M. Leighton
                        Allen E. Murray
                        John J. Phelan, Jr.

MEETINGS IN 2000:       None

RESPONSIBILITIES:       - During the intervals between meetings of the Board of
                          Directors, may exercise the powers and authority of the Board of Directors in the management of the property, affairs and business of MetLife.

BOARD AND COMMITTEE MEETINGS IN 2000. In 2000, there were 16 regular and special meetings of the Board of Directors and 21 Committee meetings. All Directors attended more than 75% of all meetings of the Board of Directors and the Committees on which he or she served during 2000.

DIRECTORS' RETAINER AND ATTENDANCE FEES. Outside Directors of MetLife receive an annual retainer fee of $60,000. Effective as of January 1, 2001, Outside Directors of Metropolitan Life Insurance Company receive an annual retainer fee of $40,000. Outside Directors who serve as Chairmen of Board Committees of MetLife or of Metropolitan Life Insurance Company receive an additional $5,000 annual retainer. Outside Directors of MetLife and of Metropolitan Life Insurance Company are paid attendance fees of $1,000 for each Board or Committee meeting they attend. Directors may defer the receipt of the payment of all or a portion of their retainer and attendance fees.

THE 2000 DIRECTORS STOCK PLAN. Under the MetLife 2000 Directors Stock Plan, the Governance and Finance Committee may determine that up to 50% of a MetLife Outside Director's retainer and attendance fees will be paid in stock awards consisting of stock options, stock grants or a combination of both. The exercise price of any stock options granted to Outside Directors of MetLife shall be no less than the fair market value of a share of MetLife common stock on the date the stock option is granted. Any stock awards made before the fifth anniversary of the effective date of Metropolitan Life Insurance Company's demutualization would replace all or any portion of the Outside Directors' fees otherwise payable in cash. No stock options may be awarded and no stock grants may be made under the Directors Stock Plan before May 1, 2001.

After April 7, 2002, at his or her election, an Outside Director of MetLife may receive stock in lieu of all or a portion of the retainer and attendance fees that otherwise would be payable to him or her in cash. Up to a maximum of 500,000 shares of common stock may be issued for stock grants under the Directors Stock Plan. None of the fees payable for service as an Outside Director of Metropolitan Life Insurance Company is payable in stock awards.

Any MetLife common stock received by a MetLife Director in lieu of fees under the Directors Stock Plan may not be sold before April 7, 2002, the second anniversary of the effective date of Metropolitan Life Insurance Company's demutualization. Any stock options granted under the Directors Stock Plan would be exercisable at any time after April 7, 2002. An Outside Director of MetLife may elect to defer receipt of any shares issuable under the terms of the Directors Stock Plan in lieu of their retainer and attendance fees and any dividends payable on the shares until after he or she is no longer a Director of MetLife.

The MetLife Board of Directors may terminate, modify or amend the Directors Stock Plan at any time, subject, in certain instances, to shareholder approval, and, if prior to April 7, 2005, the fifth anniversary of the effective date of Metropolitan Life Insurance Company's demutualization, the approval of the New York Superintendent of Insurance.

DIRECTORS' BENEFIT PROGRAMS. MetLife provides $200,000 of life insurance to each Outside Director. MetLife will recover the premiums for each policy upon the death of the Director. The cost to MetLife of providing this life insurance is nominal. MetLife also provides each Outside Director with business travel accident insurance coverage while traveling on MetLife business. Outside Directors are eligible to participate in MetLife's Long-Term Care Insurance Program on a fully contributory basis.

DIRECTORS' RETIREMENT POLICY. The retirement policy adopted by the Board of Directors provides that no Director shall serve as a member of MetLife's Board after the last day of the calendar month in which he or she reaches the age of
72. In addition, (with limited exceptions) no Director who is also an officer of MetLife shall serve as a Director when he or she retires as an officer of MetLife or Metropolitan Life Insurance Company. The policy also provides that, except for normal retirement from his or her principal occupation, each Director shall offer to resign from the Board whenever there is a change or discontinuance of his or her principal occupation or a significant change in his or her business or professional responsibilities.

CHARITABLE GIFT PROGRAM. Outside Directors elected as Directors of Metropolitan Life Insurance Company prior to October 1, 1999 participate in a charitable gift program under which each may recommend one or more charitable or educational institutions to receive, in the aggregate, a $1 million contribution from Metropolitan Life Insurance Company in the name of that Director upon the Director's death. In connection with this program, Metropolitan Life Insurance Company purchased and pays the $1,613,912 premiums on life insurance policies covering the participating Outside Directors. Death benefits under the policies will be paid to Metropolitan Life Insurance Company. Outside Directors of MetLife and of Metropolitan Life Insurance Company elected on or after October 1, 1999 are not eligible to participate in this program.

CONSULTING AGREEMENT. A consulting agreement for the period of July 1, 1999 through June 30, 2000 between Mr. Kamen and Metropolitan Life Insurance Company expired on June 30, 2000. Mr. Kamen was paid $50,000 for the services he rendered under the agreement, and Metropolitan Life Insurance Company provided to him, at no charge, an office, secretarial support and a car for his use in connection with the consulting agreement.

CERTAIN RELATIONS AND RELATED PARTY TRANSACTIONS.  Helene L. Kaplan and Curtis
H. Barnette, Directors of MetLife, are both Of Counsel to Skadden, Arps, Slate, Meagher & Flom LLP, which performs legal services for MetLife and its affiliates.

INFORMATION ABOUT METLIFE'S EXECUTIVE OFFICERS.

ROBERT H. BENMOSCHE, age 56, has been Chairman of the Board, President and Chief Executive Officer of MetLife since September 1999. He has been Chairman of the Board, President and Chief Executive Officer of Metropolitan Life Insurance Company since July 1998, President and Chief Operating Officer from November 1997 to June 1998, and Executive Vice-President from September 1995 to October 1997. Previously, he was Executive Vice-President of PaineWebber Group Incorporated from 1989 to 1995.

GERALD CLARK, age 57, has been Vice-Chairman of the Board and Chief Investment Officer of MetLife since September 1999. He has been Vice-Chairman of the Board and Chief Investment Officer of Metropolitan Life Insurance Company since July 1998, Senior Executive Vice-President and Chief Investment Officer from December 1995 to July 1998, and Executive Vice-President and Chief Investment Officer from September 1992 to December 1995.

STEWART G. NAGLER, age 58, has been Vice-Chairman of the Board and Chief Financial Officer of MetLife since September 1999. He has been Vice-Chairman of the Board and Chief Financial Officer of Metropolitan Life Insurance Company since July 1998, and was its Senior Executive Vice-President and Chief Financial Officer from April 1993 to July 1998.

GARY A. BELLER, age 62, has been Senior Executive Vice-President and General Counsel of MetLife since September 1999 and of Metropolitan Life Insurance Company since February 1998. He was Executive Vice-President and General Counsel of Metropolitan Life Insurance Company from August 1996 to January 1998, and Executive Vice-President and Chief Legal Officer from November 1994 to July 1996.

JAMES M. BENSON, age 54, has been President of Individual Business of MetLife since September 1999 and of Individual Business of Metropolitan Life Insurance Company since May 1999. He has been Chairman of the Board of New England Life Insurance Company since May 1998, Chief Executive Officer since January 1998, and President since June 1997. He was Chief Operating Officer of New England Life Insurance Company from June 1997 to December 1997. Mr. Benson was the President and Chief Operating Officer of The Equitable Companies Incorporated from February 1996 to May 1997, and was President of The Equitable Life Assurance Society of the United States from February 1994 to May 1997, Chief Executive Officer from February 1996 to May 1997, and Chief Operating Officer from February 1994 to February 1996.

C. ROBERT HENRIKSON, age 53, has been President of Institutional Business of MetLife since September 1999 and President of Institutional Business of Metropolitan Life Insurance Company since May 1999. He was Senior Executive Vice-President, Institutional Business, of Metropolitan Life Insurance Company, from December 1997 to May 1999, Executive Vice-President, Institutional Business, from January 1996 to December 1997, Executive Vice-President, Pensions, from January 1995 to January 1996, and Senior Vice-President, Pensions, from January 1991 to January 1995.

CATHERINE A. REIN, age 58, has been Senior Executive Vice-President of MetLife since September 1999 and President and Chief Executive Officer of Metropolitan Property and Casualty Insurance Company since March 1999. She has been Senior Executive Vice-President of Metropolitan Life Insurance Company since February 1998 and was Executive Vice-President from October 1989 to February 1998.

WILLIAM J. TOPPETA, age 52, has been President of Client Services and Chief Administrative Officer of MetLife since September 1999 and President of Client Services and Chief Administrative Officer of Metropolitan Life Insurance Company since May 1999. He was Senior Executive Vice-President, Head of Client Services, of Metropolitan Life Insurance Company from March 1999 to May 1999, Senior Executive Vice-President, Individual Business, from February 1998 to March 1999, Executive Vice-President, Individual Business, from July 1996 to February 1998, Senior Vice-President from October 1995 to July 1996 and President and Chief Executive Officer, Canadian Operations, from January 1994 to October 1995.

JOHN H. TWEEDIE, age 55, has been Senior Executive Vice-President of MetLife since September 1999 and Senior Executive Vice-President, Finance and International, of Metropolitan Life Insurance Company since March 1999. He was Senior Executive Vice-President of Metropolitan Life Insurance Company from May 1998 to March 1999 and Executive Vice-President from January 1994 to April 1998.

LISA M. WEBER, age 39, has been Executive Vice-President of MetLife and Metropolitan Life Insurance Company since December 1999 and head of Human Resources since March 1998. She was Senior Vice-President of MetLife from September 1999 to November 1999 and Senior Vice-President of Metropolitan Life Insurance Company from March 1998 to November 1999. Previously, she was Senior Vice-President of Human Resources of PaineWebber Group Incorporated, where she was employed for ten years.

JUDY E. WEISS, age 48, has been Chairman of the Board and Chief Executive Officer of MetLife Bank since February 2001. Previously, she was Executive-Vice President of MetLife from July 1, 2000 to February 2001, Executive Vice-President and Chief Actuary of MetLife from September 1999 to July 1, 2000 and Executive Vice-President and Chief Actuary of Metropolitan Life Insurance Company from February 1998 to July 1, 2000. She was Senior Vice-President and Chief Actuary of Metropolitan Life Insurance Company from June 1996 to February 1998 and Senior Vice-President from May 1991 to June 1996.

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

This report is submitted by the Audit Committee of MetLife's Board of Directors. All members of the Audit Committee are "independent directors" as defined by the regulations of the New York Stock Exchange. They each are "financially literate" and possess "accounting or related financial management expertise" as such literacy and expertise are defined by the Board of Directors in conformity with the rules of the New York Stock Exchange.

In accordance with the formal, written Charter of the Audit Committee that was adopted and approved by the Board of Directors in April 2000, the Audit Committee, on behalf of the Board, is responsible for overseeing management's conduct of MetLife's financial reporting and internal control processes. A copy of the Audit Committee's Charter, the adequacy of which was reviewed, reassessed and confirmed in February 2001, is set forth on Appendix A, pages A-1 through A-2 of this Proxy Statement.

Having taken note that management is responsible for preparing MetLife's financial statements and that the firm of Deloitte & Touche LLP ("Deloitte"), as MetLife's independent auditors, is responsible for auditing MetLife's financial statements in accordance with generally accepted auditing standards, the Audit Committee reviewed and discussed MetLife's audited financial statements for the period ended December 31, 2000 (the "2000 financial statements") with management and with Deloitte.

As required by SAS 61, Deloitte discussed with the Committee its judgments about the clarity, consistency and completeness of the 2000 financial statements and related disclosures.

The Audit Committee received from Deloitte the written disclosures and the letter required by Independence Standards Board Standard No. 1 regarding Deloitte's independence and had discussions with Deloitte about its independence.

In reliance upon the reviews and discussions with management and with Deloitte as described above, and the Board of Directors' receipt of a letter from Deloitte dated February 9, 2001 stating that the 2000 financial statements present fairly, in all material respects, the consolidated financial position of MetLife and subsidiaries at December 31, 2000 and 1999, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America, the Audit Committee recommended to the Board of Directors that MetLife's 2000 financial statements be included in MetLife's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

Respectfully,

James R. Houghton, Chairman
John C. Danforth
Burton A. Dole, Jr.
John J. Phelan, Jr.
Hugh B. Price
William C. Steere, Jr.

--------------------------------------------------------------------------------
            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

This report on executive compensation is submitted by the Compensation Committee of MetLife's Board of Directors. The Committee, which consists entirely of Outside Directors, oversees the development and administration of MetLife's executive compensation programs and receives regular reports concerning the administration of such programs. The Committee evaluates the performance of the Chief Executive Officer and makes recommendations to the Board of Directors concerning his compensation. The Committee also reviews and recommends to the Board of Directors total compensation, which consists of base salary and annual and long-term incentives, for MetLife's executive officers, including executive officers named in the Summary Compensation Table on page 17 (the "Named Executive Officers").

COMPENSATION OBJECTIVES

The objectives of MetLife's executive compensation and benefit programs are to:

- Provide total compensation opportunities that will attract, retain, reward and motivate executives;

- Align the financial interests of the Company's executives and its shareholders; and

- Provide strong incentives for executives to build shareholder value over time.

COMPENSATION PHILOSOPHY

MetLife's compensation philosophy is to provide total compensation opportunities that are competitive within the insurance industry and the broader financial services industry. MetLife generally positions its executive compensation levels to be competitive within a range of the median to the third quartile of insurance and financial services companies. The Committee relies on an independent compensation consultant and national surveys for advice and information on competitive compensation practices and trends in the marketplace. A substantial portion of each executive's total compensation is and will continue to be at risk based on corporate, business unit and individual performance.

Because of specific regulatory constraints related to Metropolitan Life Insurance Company's demutualization, MetLife was unable to use stock-based incentives during 2000. Beginning in April 2001, the Committee will be able to grant stock options and to make long-term incentive payments in stock to the Company's executives. However, the maximum number of shares the Committee may use is 5% of the shares outstanding immediately after the effectiveness of the plan of demutualization, subject to reduction if stock options are granted to members of the Company's Board of Directors. (See "The 2000 Directors Stock Plan" on page 10.) Thus, in the future, substantial portions of executive compensation currently paid in cash will be replaced with stock incentives that will be at risk for the Company's stock price performance.

COMPENSATION COMPONENTS

Total compensation consists of base salary and annual and long-term incentive opportunities.

     BASE SALARY

Each executive officer is paid a base salary that is intended to reflect competitive market conditions.

     ANNUAL INCENTIVES

The purposes of the MetLife Annual Variable Incentive Plan (the "AVIP") are to:

- Provide competitive opportunities commensurate with Company performance;

- Align total annual incentive pay with the Company's annual business results;
  and

- Make a significant portion of total compensation variable based upon Company, business unit and individual performance.

At the beginning of each calendar year, the Committee determines performance measures and goals based on the Company's business plan. Those goals, such as operating earnings and return on equity, are used as a basis for determining the maximum incentive pool that would be available for distribution. The actual pool approved by the Committee is allocated among the various business units based on each unit's performance as compared with the objectives set for it at the beginning of the performance period and overall Company results. In all incentive award determinations, individual performance, as compared with established objectives and relative contributions among the AVIP participants, are significant factors in the determination of the amount of an individual's actual incentive award. The Committee recommends individual incentive awards for executive officers to the Board of Directors for approval.

Each of the Named Executive Officers participates in the AVIP. In 2000, Mr. Benson participated in the New England Short-Term Incentive Plan, which is identical to the AVIP.

     LONG-TERM INCENTIVES

The purposes of the MetLife Long-Term Performance Compensation Plan (the "Long-Term Plan") are to:

- Align executives' and shareholders' interests;

- Encourage executives to take a long-term strategic perspective; and

- Motivate and reward performance that supports the Company's long-term performance objectives.

The Long-Term Plan covers a three-year performance period (the "Performance period"). The Committee establishes the incentive opportunity targets (expressed as a percentage of average base salary) for each category of Plan participant for each Performance period. At the beginning of each Performance period, management recommends to the Committee individual incentive opportunities for each participant. The Committee may approve a higher or lower incentive opportunity for a particular individual based on his or her potential impact on the Company's long-term business results.

At the time it establishes incentive opportunity targets, the Committee also determines the financial and strategic business goals against which corporate performance will be measured. At the end of the Performance period, the Committee considers the extent to which the corporate performance goals have been met and determines the amount which may be awarded to participants with respect to performance for such period.

Individual awards reflect each participant's incentive opportunity, as well as corporate performance. In addition, a participant's award may be adjusted depending on the performance of their line of business, individual performance and/or changes in his or her responsibilities. The Committee recommends individual awards to the Board of Directors for approval. No amount shall become payable unless it is approved by the Board of Directors.

Each of the Named Executive Officers participates in the Long-Term Plan.

CEO COMPENSATION

Mr. Benmosche's base salary in 2000 was $1,000,000. His annual incentive award under the AVIP for 2000 was $3,400,000, and his long-term incentive award under the Long-Term Plan for the 1998 - 2000 Performance period was $4,484,200. Mr. Benmosche's total compensation for 2000 is detailed in the Summary Compensation Table on page 17. In determining his annual incentive award for 2000, the Committee considered Mr. Benmosche's substantial contributions to the Company's performance as measured against the goals set by the Committee and approved by the Board in December 1999. Such goals included:

- Attaining specific financial objectives, such as premium and fees, operating earnings and earnings per share;

- Maintaining or improving the credit ratings of the Company and its subsidiaries;

- Leading the Company's transformation toward a more performance-oriented organization appropriate for a publicly traded company;

- Positioning the Company to enter the banking business; and

- Completing several strategic acquisitions and divestitures.

In determining his Long-Term Plan award, the Committee evaluated the Company's performance as compared with preset financial goals, as well as Mr. Benmosche's performance as compared with strategic goals similar to those listed above.

Mr. Benmosche's total compensation for 2000 reflects the Committee's judgment that he either met or exceeded each of the foregoing goals.

Taking into account provisions of the New York State Insurance Law, the Committee did not base its decisions regarding Mr. Benmosche's compensation on the successful completion of the demutualization of Metropolitan Life Insurance Company and the initial public offering of MetLife's common stock during 2000. It did, however, note Mr. Benmosche's leadership role in effecting these two successful transactions.

OTHER COMPENSATION AND BENEFIT PROGRAMS

The Named Executive Officers also participate in MetLife's broad-based employee benefits program that includes a pension program, a savings and investment plan, group health and disability coverage, group life insurance, and other benefit plans. Further details on the pension programs of the Company and New England Financial are provided on pages 18 through 20.

DEDUCTIBILITY OF COMPENSATION

It is the Committee's intent that all compensation paid to MetLife's executives be tax-deductible to the Company; however, the Committee reserves the right to pay non-deductible compensation if it believes that it is in the best interests of the Company to do so. Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for annual compensation over $1,000,000 paid to their Chief Executive Officer and certain other highly compensated executive officers. Generally excluded from the calculation of the $1,000,000 cap is compensation that is based on the attainment of pre-established, objective performance goals. The Committee intends to submit its executive compensation plans to shareholders for their approval at appropriate times to ensure deductibility under Section 162(m). The Committee believes that all compensation paid or awarded in 2000 will be fully deductible.

Respectfully,

Allen E. Murray, Chairman
Joan Ganz Cooney
James R. Houghton
Charles M. Leighton
Ruth J. Simmons
William C. Steere, Jr.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------


                                                                               LONG-TERM
                                           ANNUAL COMPENSATION                COMPENSATION
                              ---------------------------------------------   ------------
                                                               OTHER ANNUAL     LTIP(2)         ALL OTHER
 NAME AND PRINCIPAL POSITION  YEAR     SALARY      BONUS(1)    COMPENSATION     PAYOUTS       COMPENSATION
 ---------------------------  ----     ------      --------    ------------   ------------    ------------
 Robert H. Benmosche,
   Chairman of the Board,
   President and Chief
   Executive Officer........  2000   $1,000,000   $3,400,000           --      $4,484,200       $366,242(3)
                              1999    1,000,000    2,714,200           --       3,422,200        225,143
 Stewart G. Nagler, Vice-
   Chairman of the Board and
   Chief Financial
   Officer..................  2000      630,000    1,200,000           --       2,488,600        141,413(3)
                              1999      630,000    1,100,000           --       2,387,000        133,741
 Gerald Clark, Vice-Chairman
   of the Board and Chief
   Investment Officer.......  2000      630,000    1,000,000           --       2,460,298        137,047(3)
                              1999      630,000      900,000           --       2,387,000        138,986
 James M. Benson, President,
   Individual Business;
   Chairman, President and
   Chief Executive Officer,
   New England Life
   Insurance Company........  2000      600,000      900,000           --       2,200,000         38,049(4)
                              1999      600,000      900,000     $737,549(5)    1,800,000         38,130
 C. Robert Henrikson,
   President, Institutional
   Business.................  2000      522,500      900,000           --       1,931,600        123,828(3)
                              1999      500,000      875,000           --       1,743,000         92,543
 ----------------------------------------------------------------------------------------------------------

---------------
(1) Annual incentive awards based on 2000 performance were paid in the first quarter of 2001. For all Named Executive Officers, other than Mr. Benson, such award was paid pursuant to the MetLife Annual Variable Incentive Plan. Mr. Benson's award was paid pursuant to The New England Short-Term Incentive Plan.

(2) Long-Term Performance Compensation Plan payments to all Named Executive Officers for services performed during the three-year performance period 1998-2000 were made in the first quarter of 2001 pursuant to the MetLife Long-Term Performance Compensation Plan. Awards for the 1999-2001 performance period will be payable in 2002.

(3) Includes contributions to the Savings and Investment Plan for Employees of MetLife and Participating Affiliates of $6,800 for each of the Named Executive Officers; MetLife contributions to, or with respect to, the Auxiliary Savings and Investment Plan as follows: Mr. Benmosche: $141,768; Mr. Nagler: $62,400; Mr. Clark: $54,400; and Mr. Henrikson: $49,100;
    payments representing the dollar value of the benefit of the portion of split dollar life insurance premiums paid by MetLife as follows: Mr.
    Benmosche: $217,674; Mr. Nagler: $72,213; Mr. Clark: $75,847; and Mr.
    Henrikson: $67,928.

(4) Includes contributions to The New England 401(k) Plan and Trust of $8,450; $26,129 to The New England Life Insurance Company Select Employees Supplemental 401(k) Plan and $270 representing the premium paid by New England Life Insurance Company with respect to term life insurance covering Mr. Benson, and a one-time $3,200 payment at the time of the conversion from the New England Financial payroll system to the MetLife payroll system.

(5) Amount paid on Mr. Benson's behalf pursuant to the New England Financial Relocation Policy.

LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR.

                                                          ESTIMATED FUTURE PAYOUTS UNDER NON-STOCK
                                           PERFORMANCE               PRICE-BASED PLANS
                                             PERIOD       ----------------------------------------
                                              UNTIL                      ESTIMATED
                                           MATURATION     THRESHOLD       TARGET         MAXIMUM
NAME                                        OR PAYOUT      PAYMENT      PAYMENT(A)       PAYMENT
----                                       -----------    ----------    -----------    -----------
Robert H. Benmosche......................   2000-2002         $0        $2,500,000     $5,000,000
Stewart G. Nagler........................   2000-2002         $0         1,260,000      2,520,000
Gerald Clark.............................   2000-2002         $0         1,260,000      2,520,000
James M. Benson..........................   2000-2002         $0         1,200,000      2,400,000
C. Robert Henrikson......................   2000-2002         $0         1,050,000      2,100,000

---------------
(a) Estimated target payments under the MetLife Long-Term Performance Compensation Plan for the 2000-2002 performance period. Actual payments will reflect each participant's incentive opportunity as well as corporate and individual performance over the three-year performance period.

RETIREMENT PLAN INFORMATION.

METLIFE RETIREMENT PLAN INFORMATION. The following table shows the estimated annual retirement benefits payable at normal retirement age (generally 65) to a person retiring with the indicated final average pay and years of credited service on a 30% joint and survivor basis, if married, and on a straight life annuity basis with a 5-year guarantee, if single, under the Metropolitan Life Retirement Plan for United States Employees ("Retirement Plan"), as supplemented by the Metropolitan Life Supplemental Retirement Benefit Plan ("Supplemental Retirement Plan"), each as described below. Except for Mr. Benson, each of the Named Executive Officers participates in the Retirement Plan and the Supplemental Retirement Plan. Effective January 1, 2001, Mr. Benson participates in the Retirement Plan and the Supplemental Retirement Plan.

                    ESTIMATED ANNUAL BENEFITS AT RETIREMENT
                    WITH INDICATED YEARS OF CREDITED SERVICE

   FINAL
AVERAGE PAY   5 YEARS    10 YEARS    15 YEARS     20 YEARS     25 YEARS     30 YEARS     35 YEARS     40 YEARS
-----------   --------   --------   ----------   ----------   ----------   ----------   ----------   ----------
$  500,000    $ 41,400   $ 82,800   $  124,200   $  165,500   $  206,900   $  248,300   $  289,700   $  302,200
   750,000      62,600    125,300      187,900      250,500      313,200      375,800      438,400      457,200
 1,000,000      83,900    167,800      251,700      335,500      419,400      503,300      587,200      612,200
 1,250,000     105,100    210,300      315,400      420,500      525,700      630,800      735,900      767,200
 1,500,000     126,400    252,800      379,200      505,500      631,900      758,300      884,700      922,200
 1,750,000     147,600    295,300      442,900      590,500      738,200      885,800    1,033,400    1,077,200
 2,000,000     168,900    337,800      506,700      675,500      844,400    1,013,300    1,182,200    1,232,200
 2,250,000     190,100    380,300      570,400      760,500      950,700    1,140,800    1,330,900    1,387,200
 2,500,000     211,400    422,800      634,200      845,500    1,056,900    1,268,300    1,479,700    1,542,200
 3,000,000     253,900    507,800      761,700    1,015,500    1,269,400    1,523,300    1,777,200    1,852,200
 3,500,000     296,400    592,800      889,200    1,185,500    1,481,900    1,778,300    2,074,700    2,162,200
 4,000,000     338,900    677,800    1,016,700    1,355,500    1,694,400    2,033,300    2,372,200    2,472,200

The annual retirement benefit under the Retirement Plan and the Supplemental Retirement Plan is generally equal to the sum of (a)(i) a percentage of an executive's "final average compensation" up to his or her "covered compensation" (i.e., the average of the social security taxable wage base for the 35 years up to the date the executive attains social security retirement age), plus (ii) a percentage of the executive's "final average compensation" in excess of his or her "covered compensation," and the sum thereof times (iii) years of "credited service" not exceeding 35 years, and (b) a percentage of "final average compensation" multiplied by years of "credited service" in excess of 35 years.

"Final average compensation" is defined as the highest average "annual compensation" of an executive for any 60 consecutive months in the 120 months of service prior to the executive's retirement. "Annual Compensation" used to determine the retirement benefit under the Retirement Plan and the Supplemental Retirement Plan consists of "annual basic compensation" which includes annual base salary and "annual variable incentive compensation" which includes payments under the Annual Variable Incentive Plan. Such "compensation" is generally the same as the compensation reflected in the "salary" and "bonus" columns of the Summary Compensation Table. The Supplemental Retirement Plan is designed to provide benefits which eligible employees would have received under the Retirement Plan but for limits applicable under the Retirement Plan. Benefits payable under the Retirement Plan and the Supplemental Retirement Plan are not subject to reduction for social security benefits or other offset amounts.

At December 31, 2000 (assuming retirement as of such date), the estimated "final average compensation" under the Retirement Plan and the Supplemental Retirement Plan is $2,300,447 for Mr. Benmosche, $1,480,150 for Mr. Nagler, $1,390,400 for Mr. Clark and $1,108,767 for Mr. Henrikson. The estimated years of credited service under the Retirement Plan and the Supplemental Retirement Plan as of such date is 5 years for Mr. Benmosche, 38 years for Mr. Nagler, 32 years for Mr. Clark and 28 years for Mr. Henrikson.

NEW ENGLAND RETIREMENT PLAN INFORMATION. The following table shows the estimated annual retirement benefits payable at normal retirement age (generally
65) to a person retiring with the indicated final average pay and years of credited service on a straight life annuity basis under The New England Retirement Plan and Trust, as supplemented by The New England Life Insurance Company Supplemental Retirement Plan and The New England Life Insurance Company Select Employees Supplemental Retirement Plan, each as described below.

                    ESTIMATED ANNUAL BENEFITS AT RETIREMENT
                    WITH INDICATED YEARS OF CREDITED SERVICE

   FINAL
AVERAGE PAY   5 YEARS    10 YEARS   15 YEARS   20 YEARS    25 YEARS     30 YEARS     35 YEARS     40 YEARS
-----------   --------   --------   --------   --------   ----------   ----------   ----------   ----------
$  500,000    $ 48,200   $ 96,300   $144,500   $192,600   $  240,800   $  253,300   $  253,300   $  253,300
   750,000      73,200    146,300    219,400    292,600      365,800      384,500      384,500      384,500
 1,000,000      98,200    196,300    294,500    392,600      490,800      515,800      515,800      515,800
 1,250,000     123,200    246,300    369,500    492,600      615,800      647,000      647,000      647,000
 1,500,000     148,200    296,300    444,500    592,600      740,800      778,300      778,300      778,300
 1,750,000     173,200    346,300    519,500    692,600      865,800      909,500      909,500      909,500
 2,000,000     198,200    396,300    594,500    792,600      990,800    1,040,800    1,040,800    1,040,800
 2,250,000     223,200    446,300    669,500    892,600    1,115,800    1,172,000    1,172,000    1,172,000
 2,500,000     248,200    496,300    744,500    992,600    1,240,800    1,303,300    1,303,300    1,303,300

The annual benefit under The New England Retirement Plan and Trust, The New England Life Insurance Company Supplemental Retirement Plan and The New England Life Insurance Company Select Employees Supplemental Retirement Plan is generally equal to the sum of (a) the product of a percentage of an executive's "final average compensation" times years of service up to 25 and (b) the product of a percentage of an executive's "final average compensation" for years 26 to 30 times such years of service, less (c) the product of a percentage of an executive's age 65 social security benefit times years of service up to 25 years of service. "Final average compensation" is defined as the highest five years of eligible compensation of an executive during the last ten years of service prior to the executive's retirement. "Annual Compensation" used to determine the retirement benefit under The New England Retirement Plan and Trust, The New England Life Insurance Company Supplemental Retirement Plan and The New England Life Insurance Company Select Employees Supplemental Retirement Plan consists of salary paid to an executive. Such Annual Compensation is generally the same as the compensation reflected in the "salary" and "bonus" columns of the Summary

Compensation Table. The New England Life Insurance Company Supplemental Retirement Plan and The New England Life Insurance Company Select Employees Supplemental Retirement Plan are designed to provide benefits which eligible employees would have received under The New England Retirement Plan and Trust but for limits applicable under The New England Retirement Plan and Trust. The estimated "final average pay" for Mr. Benson under The New England Retirement Plan and Trust, The New England Life Insurance Company Supplemental Retirement Plan and The New England Life Insurance Company Select Employees Supplemental Retirement Plan at December 31, 2000 (assuming retirement at such date) is $1,449,333 and the estimated years of credited service under such Plans at such date is three years. In addition, Mr. Benson is entitled to receive an enhanced retirement benefit of $400,000 vesting in equal annual installments over ten years and payable at age 62 as a 20-year continuous and certain annuity. At December 31, 2000, Mr. Benson was vested as to 30% of this benefit, or $120,000 per annum. In the event of a termination "without cause" or by Mr. Benson for "good reason," the enhanced retirement benefit will retroactively vest at double the above rate. As of January 1, 2001, the New England Retirement Plans were merged with the MetLife Retirement Plans.

EMPLOYMENT-RELATED AGREEMENTS. Metropolitan Life Insurance Company has entered into employment continuation agreements with several of its key executives, including each of the Named Executive Officers. These agreements, the provisions of which only become effective upon the occurrence of a change of control or a potential change of control (as defined in such agreements), are intended generally to preserve for the covered executives the same duties, responsibilities and compensation opportunities for a period of three years following a change of control as were in effect prior to such an event. Accordingly, after the occurrence of such a change of control or potential change of control event, the agreements provide for certain minimum levels with respect to a covered executive's base salary, incentive compensation opportunities and participation in employee benefit plans. These agreements also generally assure the covered executive that he or she will not incur a significant change in the other terms and conditions of his or her employment. If these assurances are not honored, a covered executive may terminate employment for "good reason." In such case, or in the event that, after these agreements become effective, the executive's employment is terminated without "cause," the executive will receive certain termination benefits, including a lump sum severance payment equal to three times the sum of the executive's base salary, average annual bonus award over the preceding three years, and average long-term incentive award over the preceding three years (reduced by the value conveyed to the executive in the change of control under any equity compensation awards).

Notwithstanding the foregoing, the amount of any such termination benefits will be reduced, to the extent necessary, so that no amount payable to such executives will fail to be deductible by Metropolitan Life Insurance Company (or, in the case of the executives, be subject to a special excise tax) under the so-called "golden parachute" provisions of the Internal Revenue Code of 1986, as amended.

In addition, Messrs. Benmosche, Nagler and Clark may also generally elect to terminate employment voluntarily, during the 30-day period beginning six months after the date on which a change of control occurs, and receive the same termination benefits they would receive had their employment terminated without cause.

--------------------------------------------------------------------------------
                               PERFORMANCE GRAPH
--------------------------------------------------------------------------------

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                     OF A $100 INVESTMENT ON APRIL 5, 2000
                         AND REINVESTMENT OF DIVIDENDS

---------------------------------------------------------------------------------------------------------------
                                   APRIL 5, 2000      JUNE 30, 2000    SEPTEMBER 30, 2000    DECEMBER 31, 2000
---------------------------------------------------------------------------------------------------------------
 MetLife, Inc.                         $100              $135.23             $169.35              $227.52
---------------------------------------------------------------------------------------------------------------
 S&P 500(R)                            $100              $ 98.07             $ 97.12              $ 89.52
---------------------------------------------------------------------------------------------------------------
 S&P Insurance Composite Index         $100              $105.24             $132.75              $143.64
---------------------------------------------------------------------------------------------------------------
 S&P Financial Index                   $100              $101.30             $125.15              $123.53
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

The number of shares beneficially owned by Directors of MetLife and the Named Executive Officers is very small because, as of March 14, 2001, the only shares of MetLife common stock that Directors or Officers may beneficially own are the shares that they, their spouses or other immediate family members received as policyholders in connection with Metropolitan Life Insurance Company's demutualization. Any shares, the beneficial ownership of which is reported on the following stock ownership table, were issued in connection with the plan of demutualization, and all such shares are held of record by the MetLife Policyholder Trust.

Under limitations set forth in Metropolitan Life Insurance Company's demutualization and other limitations under the New York Insurance Law, Directors and Officers of MetLife will not be able to buy shares of MetLife common stock until April 2002. Beginning in April 2001, the Board of Directors may grant stock options to Officers under the Company's Stock Incentive Plan. The earliest that any of such options could become exercisable would be April 2002. Beginning May 2001, Directors may receive stock options or stock grants under the 2000 Directors' Stock Plan in lieu of up to one-half of the fees payable to them as MetLife Directors.

---------------------------------------------------------------------------------------------------------
                                                                                         PERCENT OF
                                                              NUMBER OF SHARES          COMMON STOCK
NAME AND ADDRESS(1)                                          BENEFICIALLY OWNED         OUTSTANDING
---------------------------------------------------------------------------------------------------------
 Robert H. Benmosche........................................      350                        *
---------------------------------------------------------------------------------------------------------
 Curtis H. Barnette.........................................       10                        *
---------------------------------------------------------------------------------------------------------
 Gerald Clark...............................................       10                        *
---------------------------------------------------------------------------------------------------------
 Joan Ganz Cooney...........................................       33                        *
---------------------------------------------------------------------------------------------------------
 John C. Danforth...........................................       0                         *
---------------------------------------------------------------------------------------------------------
 Burton A. Dole, Jr.........................................       15                        *
---------------------------------------------------------------------------------------------------------
 James R. Houghton..........................................       10                        *
---------------------------------------------------------------------------------------------------------
 Harry P. Kamen.............................................       13                        *
---------------------------------------------------------------------------------------------------------
 Helene L. Kaplan...........................................       10                        *
---------------------------------------------------------------------------------------------------------
 Charles M. Leighton........................................       97                        *
---------------------------------------------------------------------------------------------------------
 Stewart G. Nagler..........................................      419                        *
---------------------------------------------------------------------------------------------------------
 John J. Phelan, Jr.........................................      982                        *
---------------------------------------------------------------------------------------------------------
 Hugh B. Price..............................................       10                        *
---------------------------------------------------------------------------------------------------------
 Ruth J. Simmons............................................       10                        *
---------------------------------------------------------------------------------------------------------
 William C. Steere, Jr......................................       10                        *
---------------------------------------------------------------------------------------------------------
 James M. Benson............................................       0                         *
---------------------------------------------------------------------------------------------------------
 C. Robert Henrikson........................................      509                        *
---------------------------------------------------------------------------------------------------------
 Board of Directors of MetLife, but not in each Director's    451,365,795                  59.5%
 individual capacity(2).....................................
---------------------------------------------------------------------------------------------------------
 All Directors and Executive Officers as a group(3).........     3,005                       *
---------------------------------------------------------------------------------------------------------

* Number of shares represents less than one percent of the number of shares of common stock outstanding.

(1) The address of each Director and Named Executive Officer is: c/o MetLife, Inc., One Madison Avenue, New York, New York 10010-3690.

(2) The Board of Directors of MetLife, but not in any Director's individual capacity, is deemed to beneficially own the shares of common stock held by the MetLife Policyholder Trust because the Board will direct the voting of those shares on certain matters submitted to a vote of shareholders. The amount shown includes shares beneficially owned by a Director in the Director's individual capacity.

(3) Does not include shares of MetLife common stock held by the MetLife Policyholder Trust beneficially owned by the Board of Directors, other than in each Director's individual capacity.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Directors, executive officers and holders of more than 10% of the Company's common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such person with respect to the Company. The Company believes that during fiscal 2000 all filings required to be made by reporting persons were timely made in accordance with the requirements of the Exchange Act.

--------------------------------------------------------------------------------
                       OWNERSHIP OF METLIFE COMMON STOCK
--------------------------------------------------------------------------------

The following information was reported to the Securities and Exchange Commission by persons who owned more than 5% of MetLife common stock as of the dates of their reports.

                                                 AMOUNT AND
              NAME AND ADDRESS OF                 NATURE OF       PERCENT OF
               BENEFICIAL OWNER                   OWNERSHIP         CLASS
              -------------------                ----------       ----------
Beneficiaries of the MetLife Policyholder
  Trust(1).....................................  451,365,795         59.5%
  c/o Wilmington Trust Company, as Trustee
  1100 North Market Street
  Wilmington, DE 19890

FMR Corp.(2)...................................   52,274,488          6.8%
  82 Devonshire Street
  Boston, MA 02109

(1) In connection with the demutualization of Metropolitan Life Insurance Company, certain of its eligible policyholders were allocated a number of interests in the MetLife Policyholder Trust equal to the number of shares of common stock allocated to such policyholders. The shares beneficially owned by such policyholders, the beneficiaries of the Trust, are held in the name of Wilmington Trust Company, as Trustee. The Trust Agreement provides the Trustee with directions as to the manner in which to vote, assent or consent shares in the Trust at all times during the term of the Trust. The beneficiaries of the Trust have sole investment power over the shares. As reported on Amendment No. 4 to Schedule 13D, dated March 14, 2001, the MetLife Board of Directors, as a group, had shared voting power with respect to the 451,365,795 shares.

(2) As reported on a Schedule 13G dated February 14, 2001.

                                   APPENDIX A

                            AUDIT COMMITTEE CHARTER

This Audit Committee Charter is adopted by the Board of Directors of MetLife, Inc., the Audit Committee having recommended its adoption and the Board of Directors having reviewed and assessed its adequacy in conformity with the requirements of the Corporate Governance Standards of the New York Stock Exchange.

                              Committee Membership

The Audit Committee shall consist of no less than three members who shall be determined by the Board of Directors to meet the standard of independence set forth in paragraph 3.03 of the Corporate Governance Standards of the New York Stock Exchange Listed Company Manual.

Each member of the Audit Committee shall be determined by the Board of Directors to be financially literate or must become financially literate within a reasonable time after his or her appointment to the Committee.

At least one member of the Audit Committee shall be determined by the Board of Directors to have accounting or related financial management expertise.

                           Committee Responsibilities

The Audit Committee is responsible for overseeing management's conduct of the Company's financial reporting and internal control processes; management is responsible for preparing the Company's financial statements; and the Company's independent auditors are responsible for auditing those statements.

The Audit Committee recognizes that management and the Company's independent auditors have more time and knowledge and more detailed information about the Company than do the Committee members. Accordingly, in carrying out its oversight responsibilities, the Audit Committee will not provide any expert or special assurance as to the Company's financial statements; nor will it provide any professional certification as to the independent auditors' work.

In carrying out its oversight responsibility, the Audit Committee shall:

     - Recommend to the Board of Directors the selection and engagement of the Company's independent auditor and the terms of their engagement;

     - Review the scope, plans and results of the internal and external audits of the Company and its financial statements;

     - Review reports of the Company's internal and external auditors about the financial condition of the Company and the integrity of the Company's financial reporting processes and procedures;

     - Review reports concerning the significant business and financial risks and exposures of the Company and review reports evaluating the adequacy of the Company's internal controls in connection with such risks and exposures, including, but not limited to, accounting and audit controls over cash, securities, receipts, disbursements and other financial transactions;

     - Review the Company's policies on ethical business conduct and review reports concerning the monitoring of compliance with such policies;

     - Meet regularly, in executive session, with the company's internal and external auditors.

                         Review of Financial Statements

The Audit Committee shall review with management and the independent auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K and shall discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61.

              Relationship with the Company's Independent Auditor

The independent auditor is ultimately accountable to the Board of Directors and the Audit Committee. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditor.

The Audit Committee shall ensure that the independent auditor submits on a periodic basis to the Committee a formal written statement delineating all relationships between the independent auditor and the Company. The Audit Committee shall actively engage in a dialogue with the independent auditor concerning any disclosed relationships or services that may impact the independent auditor's objectivity and independence and shall recommend that the Board of Directors take appropriate action in response to the independent auditor's report to satisfy itself of the independent auditor's independence.

                        Committee Report to Shareholders

Annually, the Committee shall prepare a report to the Company's shareholders as required by the regulations of the Securities and Exchange Commission.

[Recycled Logo]
Printed on recycled paper with environmentally friendly inks in the USA.
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

[METLIFE LOGO]
                          MetLife, Inc. Proxy Form

     Proxy solicited on behalf of the Board of Directors of MetLife, Inc.
                                   for the
                    2001 Annual Meeting, April 24, 2001


The shareholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Gary A. Beller, Gwenn L. Carr, and Cheryl D. Martino, or any of them, each with full power of substitution, as proxies to vote all shares of MetLife, Inc. Common Stock that the shareholder(s) would be entitled to vote on all matters that may properly come before the 2001 Annual Meeting and at any adjournments or postponements. The proxies are authorized to vote in accordance with the specifications indicated by the shareholder(s) on the reverse. If this proxy form is signed and returned by the shareholder(s), and no specifications are indicated, the proxies are authorized to vote as recommended by the Board of Directors. In either case, if this proxy form is signed and returned, the proxies appointed thereby will be authorized to vote in their discretion on any other matters that may be presented for a vote at the 2001 Annual Meeting and at any adjournments or postponements.

The Class II nominees for election as Directors are: (1) Curtis H. Barnette; (2) John C. Danforth; (3) Burton A. Dole, Jr.; (4) Harry P. Kamen; and (5) Charles
M. Leighton.


         (CONTINUED, AND TO BE DATED AND SIGNED ON THE REVERSE SIDE.)




--------------------------------------------------------------------------------
                            FOLD AND DETACH HERE

The Board of Directors recommends                      Please mark    [X]
a vote "FOR" Proposals 1 and 2.                        your votes
                                                       as indicated in
                                                       this example

1. Election of Class II Directors       2. Appointment of Deloitte & Touche
                                           LLP as Independent Auditors

          FOR     WITHHELD                  FOR        AGAINST        ABSTAIN
          [ ]       [ ]                     [ ]          [ ]            [ ]

Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) or number(s) as listed on the other side of this form in the space provided below.

Exceptions: ____________________________________________________________________

Consent to Electronic Delivery
By checking the box to the right, I consent to access MetLife, Inc.'s      [ ]
Annual Reports to Shareholders, Proxy Statements, prospectuses, and other shareholder communications on-line. I understand that unless
I request otherwise or revoke my consent, MetLife will not distribute printed material to me. MetLife will tell me when any shareholder communications are on-line and how to access them. I understand that costs associated with the use of the Internet will be my responsibility.
To revoke my consent, I can contact MetLife's transfer agent, Mellon
Investor Services at: https://vault.melloninvestor.com/isd


             If you plan to attend the meeting,      [ ]
             please mark this box.

             To include any comments, please         [ ]
             mark this box and use reverse side.

             To change your address, please mark     [ ]
             this box.


     (When signing as attorney, executor, administrator, trustee, or another representative capacity, include signature and title.)

___________________________________________________________
               Signature of Shareholder(s)

___________________________________________________________
               Signature of Shareholder(s)

Dated: ____________________________________________________


-------------------------------------------------------------------------------
                             >FOLD AND DETACH HERE<


     [METLIFE LOGO]


                         It is important that you vote.
                   Please mark, sign and date your Proxy Form
                and return it promptly in the enclosed envelope.

                            MetLife, Inc.
                            c/o Mellon Investor Services
                            Midtown Station
                            P.O. Box 956
                            New York, N.Y. 10138-0689